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[UBS GLOBAL ASSET MANAGEMENT LOGO]

The UBS Funds

     UBS Dynamic Alpha Fund

Prospectus

October 28, 2004

This prospectus offers Class A, Class B, Class C and Class Y shares in the UBS Dynamic Alpha Fund (the "Fund"), a series of The UBS Funds (the "Trust"). Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

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Contents

THE UBS FUNDS
WHAT EVERY INVESTOR SHOULD KNOW ABOUT THE FUND

                                                                             PAGE
                                                                             ----
     Investment Objective, Strategies, Securities Selection and Risks          3
     Performance                                                               8
     Expenses and Fee Tables                                                   9

YOUR INVESTMENT
INFORMATION FOR MANAGING YOUR FUND ACCOUNT

     Managing Your Fund Account                                               11
     --Flexible Pricing
     --Buying Shares
     --Selling Shares
     --Exchanging Shares
     --Pricing and Valuation

ADDITIONAL INFORMATION
ADDITIONAL IMPORTANT INFORMATION ABOUT THE FUND

     Management                                                               22
     Dividends and Taxes                                                      24
     Financial Highlights                                                     26
     Where to learn more about the Fund                               Back Cover

           THE FUND IS NOT A COMPLETE OR BALANCED INVESTMENT PROGRAM.

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UBS Dynamic Alpha Fund

INVESTMENT OBJECTIVE, STRATEGIES, SECURITIES SELECTION AND RISKS

FUND OBJECTIVE

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in securities and other investments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund also may invest in open-end investment companies advised by UBS Global Asset Management (Americas) Inc. (the "Advisor") to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the U.S.) and emerging markets.

Investments in equity securities may include common stock and preferred stock of issuers in developed nations (including the U.S.) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to various asset classes, including but not limited to emerging market, small cap and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund intends to use financial futures, forward agreements, options, swaps and other derivatives (collectively, "Derivatives") as part of its asset/market allocation strategies. The Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund may invest in Derivatives to the extent permitted by the 1940 Act.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset

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UBS Dynamic Alpha Strategy Fund

coverage requirements for all such borrowings.

SECURITIES SELECTION

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not limited to, the following: U.S. equities, non-U.S. equities, emerging market equities, U.S. fixed income, non-U.S. fixed income, emerging market debt, U.S. high yield fixed income and cash equivalents. Asset Allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the U.S. and abroad. Investments also may be made in selected sectors of these asset classes.

Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a

                                        4
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country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

INTEREST RATE RISK--The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

CREDIT RISK--The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

PREPAYMENT OR CALL RISK--The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

U.S. GOVERNMENT AGENCY OBLIGATIONS RISK-Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

MARKET RISK--The risk that the market value of the Fund's investments will

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fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

SMALL AND INTERMEDIATE CAPITALIZATION COMPANY RISK--The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

FOREIGN INVESTING AND EMERGING MARKETS RISKS--The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

ASSET ALLOCATION RISK--The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

NON-DIVERSIFICATION RISK--The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

DERIVATIVES RISK--The Fund's investments in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative instrument. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

LEVERAGE RISK - The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Certain derivatives that the Fund may use may also create leverage. Derivative instruments that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

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OTHER INFORMATION

COMMODITY POOL OPERATOR EXEMPTION- The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

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PERFORMANCE

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

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EXPENSES AND FEE TABLES

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES  (fees paid directly from your investment)*

                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                   -------    -------    -------    -------
Maximum Front-End Sales Charge (Load)
 Imposed on Purchases (as a % of offering price)    5.50%      None       None       None
Maximum Contingent Deferred Sales Charge (Load)
 (CDSC) (as a % of purchase or sales
 price, whichever is less)                          None**     5.00%      1.00%      None
Exchange Fee                                        None       None       None       None
Redemption Fee (as a percentage of amount
 redeemed within 90 days of purchase, if
 applicable)***                                     1.00%      None       None       1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)****

                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                   -------    -------    -------    -------
Management Fees                                     0.85%      0.85%      0.85%      0.85%
Distribution and/or Service (12b-1) Fees            0.25%      1.00%      1.00%      None
Other Expenses*****                                 0.41%      0.41%      0.41%      0.41%
                                                    ----       ----       ----       ----

Total Annual Fund Operating Expenses                1.51%      2.26%      2.26%      1.26%
                                                    ====       ====       ====       ====

Management Fee Waiver/Expense Reimbursements        0.16%      0.16%      0.16%      0.16%
                                                    ----       ----       ----       ----

Net Expenses******                                  1.35%      2.10%      2.10%      1.10%
                                                    ====       ====       ====       ====

* Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

** Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.

*** Please see the section entitled "Selling Shares" for additional information concerning the applicability of the redemption fee.

****   The fee and expenses are based on estimates.

***** Includes an administrative fee of 0.075% paid by the Fund to UBS Global Asset Management (US) Inc. ("UBS Global AM").

****** The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Fund's expenses, for the fiscal year ending June 30, 2005, otherwise would exceed "Net Expenses" rates shown in the table above for each of the Class A, Class B, Class C and Class Y shares, as applicable. Pursuant to the written agreement, the

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       Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

                                       10
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EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 YEAR*   3 YEARS*
                                                           ------    -------
Class A                                                    $  680    $   986
Class B (assuming sale of all shares at end of period)     $  713    $   991
Class B (assuming no sale of shares)                       $  213    $   691
Class C (assuming sale of all shares at end of period)     $  313    $   691
Class C (assuming no sale of shares)                       $  213    $   691
Class Y (assuming sale of all shares at end of period)     $  112    $   384

* The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

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MANAGING YOUR FUND ACCOUNT

FLEXIBLE PRICING

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class Y shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A, Class B and Class C shares of the Fund under rule 12b-1 that allows the Fund to pay service and (for Class B and Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C Shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares pay an annual service fee of 0.25% of average net assets, but they pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Fund are described in the following table:

CLASS A SALES CHARGES:

                                                                           REALLOWANCE TO
                              SALES CHARGE AS A PERCENTAGE OF:           SELECTED DEALERS AS
AMOUNT OF INVESTMENT       OFFERING PRICE     NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------       --------------     -------------------    ----------------------------
Less than $50,000               5.50%              5.82%                        5.00%
$50,000 to $99,999              4.50               4.71                         4.00
$100,000 to $249,999            3.50               3.63                         3.00
$250,000 to $499,999            2.50               2.56                         2.00
$500,000 to $999,999            2.00               2.04                         1.75
$1,000,000 and over (1)         None               None                  May pay up to 1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

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(2)    For sales of $1 million or more, UBS Global AM pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.

IF YOU INTEND TO PURCHASE MORE THAN $5 MILLION OF CLASS A SHARES, YOU SHOULD INSTEAD PURCHASE CLASS Y SHARES, WHICH HAVE LOWER ON-GOING EXPENSES.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown in the following table:

                                    PERCENTAGE (BASED ON AMOUNT OF
                                   INVESTMENT) BY WHICH THE SHARES'
                                     NET ASSET VALUE IS MULTIPLIED:
                                 --------------------------------------
                                   LESS    $100,000  $250,000  $500,000
                                   THAN        TO       TO        TO
                                 $100,000  $249,999  $499,999  $999,999
                                 --------  --------   -------- --------
If you sell shares within:
1st year since purchase                5%        3%        3%         2%
2nd year since purchase                4%        2%        2%         1%
3rd year since purchase                3%        2%        1%      None
4th year since purchase                2%        1%     None       None
5th year since purchase                2%     None      None       None
6th year since purchase                1%     None      None       None
7th year since purchase             None      None      None       None

IF YOU ARE ELIGIBLE FOR a COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES, INSTEAD OF CLASS B SHARES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less

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than $1 million. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER
CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT as a SINGLE
PURCHASE.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Fund after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

-    First, Class B shares representing reinvested dividends, and

-    Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

     -    Originally paid a front-end sales charge on the shares; and

     -    Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charge will also not apply to Class A purchases by or through:

2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.

3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5. Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.   Insurance company separate accounts.

8. Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.   Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

11. A UBS Financial Services Inc. Adviser who was formerly employed as an investment executive with a competing brokerage firm, and

     - you were the Financial Advisor's client at the competing brokerage firm;

     - within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     - you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B and CLASS C SHARES CONTINGENT DEFERRED SALES Charge WAIVERS. The contingent deferred sales charge will be waived for:

-    Redemptions of Class A shares by former holders of Class N shares;

- Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

- Redemptions following the death or disability of the shareholder or beneficial owner;

-    Tax-free returns of excess contributions from employee benefit plans;

- Distributions from employee benefit plans, including those due to plan termination or plan transfer;

- Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

     - are limited annually to no more than 12% of the original account value;

     -    are made in equal monthly amounts, not to exceed 1% per month; and

     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

     -    Redemptions of shares purchased through certain retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES

RIGHT OF ACCUMULATION

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C and/or Class P or Y shares of Family Funds (please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the terms of a Letter of Intent) already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class
A, Class B, Class C and/or Class P or Y shares, as well as those Class A,
Class B, Class C and/or Class P or Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global

AM at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

LETTER OF INTENT

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class B, Class C and/or Class Y shares made not more than three months prior to the date that investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM or from investment professionals. Investors should read the Letter of Intent carefully.

NOTE ON SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described above, you may need to notify and/or provide documentation to UBS Global AM. You will also need to notify UBS Global AM of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM may include:

- Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

- Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

- Any information that may be necessary for UBS Global AM to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's website, free of charge, at http://www.ubsglobalam.com.

CLASS Y SHARES

Shareholders pay no front-end sales charges on Class Y shares. However, as principal underwriter of the Fund, UBS Global AM may make on-going payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Fund. The net management fee is the contractual management fee less any management fee waivers.

The following are eligible to purchase Class Y shares:

- Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

- Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

- Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

- Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

- Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

- College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

-    Other investors as approved by the Fund's Board of Trustees;

- Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums; and

- Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

- Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

-    Buying shares through the transfer agent as described below; or

-    Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.


THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Subdesignee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

ADDITIONAL COMPENSATION TO AFFILIATED DEALER

UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

     - 0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

     - a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS Global AM out of its own resources.

MINIMUM INVESTMENTS:

Class A, Class B and Class C shares:

To open an account                                  $ 1,000
To add to an account                                $   100

The Fund may waive or reduce these amounts for:

-    Employees of UBS Global AM or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

MARKET TIMERS. The interests of the Fund's long-term shareholders and the Fund's ability to manage its investments may be adversely affected when the Fund's shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. UBS Global AM and the Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM determines to be a market timer.

SELLING SHARES

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.


REDEMPTION FEE

If you sell or exchange Class A shares or sell Class Y shares of the Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the Fund, not to the Advisor or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to Class A or Class Y shares of the Fund that:

- are held through certain omnibus accounts, including retirement plans qualified under Section 401 (k) of the IRC or plans administered as college savings programs under Section 529 of the IRC;

-    are sold or exchanged under automatic withdrawal plans;

- are held through certain managed account programs with automatic asset allocation rebalancing features; or

-    are sold due to death or disability of the shareholder.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders of the Fund may be subject to the redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

-    Your name and address;

-    Your account number;

- The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

-    The dollar amount or number of shares you want to sell and/or exchange; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

     PFPC Inc.
     Attention:  UBS Mutual Funds
     760 Moore Road
     King of Prussia, PA 19406

You do not have to complete an application when you make additional investments in the Fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value of its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's Board of Trustees. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The Fund may own securities including some securities that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. If the Fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those changes. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing.

MANAGEMENT

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of June 30, 2004, the Advisor had approximately $54.3 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $475.6 billion in assets under management as of June 30, 2004. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

PORTFOLIO MANAGEMENT

Investment decisions for the Fund are made by an investment management team at the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADVISORY FEES

The investment advisory fee (expressed as a percentage of average net assets) payable to the Advisor, before fee waivers and/or expense reimbursements by the Fund is presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Fund do not exceed the amounts listed in the table below under "Total Expense Limit." The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Fund's fiscal year ending June 30, 2005. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

TOTAL
EXPENSE
LIMIT                            ADVISORY FEE
-------                          ------------
                           ASSETS UNDER MANAGEMENT     FEE
1.10%                      $0 - $500 million           0.85%

                           On the next $ 500
                           million - $1 billion        0.80%

                           On the next $1 billion -
                           $1.5 billion                0.75%

                           On the next $ 1.5
                           billion - $ 2 billion       0.725%

                           Above $ 2 billion           0.70%

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd Street, New York, NY 10019-6114, is the administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS. The Fund pays UBS Global AM at the annual contract rate of 0.075% of its average daily net assets for administrative services.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


Income dividends are normally declared, and paid annually. Capital gains, if any, are distributed annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

-    provide your correct social security or taxpayer identification number,

-    certify that this number is correct,

-    certify that you are not subject to backup withholding, and

-    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

FINANCIAL HIGHLIGHTS

No financial information is presented for the Fund because it had not commenced operations as of the date of this prospectus.

If you want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. As of the date of this prospectus, annual and semi-annual reports are not yet available because the Fund has not commenced operations.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e. it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by contacting your investment professional. You may obtain free copies of the Fund's annual and semiannual reports and the SAI by contacting the Fund directly at 1-800-647-1568.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the Fund:

- For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

- Free from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov.

The UBS Funds
Investment Company Act File No. 811-6637

[UBS GLOBAL ASSET MANAGEMENT LOGO]

The UBS Funds

     UBS Dynamic Alpha Fund

Prospectus

October 28, 2004